Exhibit 99.2

American Financial Group, Inc.
Investor Supplement - First Quarter 2015
April 27, 2015 American Financial Group, Inc. Corporate Headquarters Great American Insurance Group Tower 301 E Fourth Street Cincinnati, OH 45202 513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - First Quarter 2015

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	03/31/15	12/31/14	09/30/14	06/30/14	03/31/14	12/31/14	12/31/13

Highlights
Core net operating earnings	$112	$122	$127	$99	$91	$439	$385
Net earnings	19	127	116	106	103	452	471
Total assets	48,307	47,535	46,552	45,355	42,770	47,535	42,087
Adjusted shareholders’ equity (a)	4,267	4,277	4,300	4,298	4,191	4,277	4,109
Property and Casualty net written premiums	926	1,025	1,242	998	755	4,020	3,341
Annuity statutory premiums	813	971	809	949	967	3,696	4,033

Per share data
Core net operating earnings per share	$1.25	$1.35	$1.40	$1.07	$1.00	$4.82	$4.22
Diluted earnings per share	0.21	1.41	1.28	1.15	1.13	4.97	5.16
Adjusted book value per share (a)	48.55	48.76	48.59	47.95	46.79	48.76	45.90

Cash dividends per common share	0.250	1.250	0.220	0.220	0.220	1.910	1.805

Financial ratios
Annualized core operating return on equity (b)	10.8%	11.7%	12.3%	9.6%	9.1%	10.7%	10.0%
Annualized return on equity (b)	1.8%	12.1%	11.1%	10.3%	10.3%	11.0%	12.3%

Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	60.8%	64.0%	67.1%	64.6%	56.9%	63.7%	61.7%
Underwriting expense ratio	32.8%	28.6%	26.7%	32.3%	35.3%	30.2%	31.8%

Combined ratio - Specialty	93.6%	92.6%	93.8%	96.9%	92.2%	93.9%	93.5%

Net spread on fixed annuities:
Net interest spread	2.67%	2.64%	2.77%	2.92%	2.81%	2.78%	2.94%
Net spread earned:
Before impact of fair value accounting	1.49%	1.54%	1.50%	1.64%	1.58%	1.56%	1.52%
Impact of fair value accounting (c)	(0.28%)	(0.14%)	(0.02%)	(0.18%)	(0.28%)	(0.15%)	0.08%

After impact of fair value accounting	1.21%	1.40%	1.48%	1.46%	1.30%	1.41%	1.60%

(a)	Excludes appropriated retained earnings and unrealized gains related to fixed maturity investments.
(b)	Excludes appropriated retained earnings and accumulated other comprehensive income.
(c)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/15	12/31/14	09/30/14	06/30/14	03/31/14	12/31/14	12/31/13
Property and Casualty Insurance
Underwriting profit	$60	$79	$70	$29	$58	$236	$199
Net investment income	79	75	76	76	67	294	263
Other expense	(10)	(13)	(16)	(8)	(17)	(54)	(40)

Property and Casualty Insurance operating earnings	129	141	130	97	108	476	422

Annuity earnings	75	85	86	84	73	328	328
Run-off Long-Term Care and Life (losses)/earnings	4	(7)	1	(2)	(2)	(10)	(10)
Interest expense of parent holding companies	(19)	(19)	(17)	(16)	(17)	(69)	(68)
Other expense	(22)	(16)	(13)	(21)	(24)	(74)	(100)

Pre-tax core operating earnings	167	184	187	142	138	651	572

Income tax expense	55	62	60	43	47	212	187

Core net operating earnings	112	122	127	99	91	439	385

Non-core items, net of tax:
Realized gains on securities	12	5	8	7	12	32	138
Loss on sale of subsidiaries	(105)	—	—	—	—	—	—
Significant A&E charges:
Property and Casualty Insurance run-off operations	—	—	(15)	—	—	(15)	(35)
Former Railroad and Manufacturing operations	—	—	(4)	—	—	(4)	(14)
ELNY guaranty fund assessments charge (a)	—	—	—	—	—	—	(3)

Net earnings	$19	$127	$116	$106	$103	$452	$471

(a)	The ELNY guaranty fund assessments charge represent guaranty fund assessments in connection with the insolvency and liquidation of Executive Life Insurance Company of New York, an unaffiliated life insurance company.

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	03/31/15	12/31/14	09/30/14	06/30/14	03/31/14	12/31/14	12/31/13

Core net operating earnings	$112	$122	$127	$99	$91	$439	$385

Net earnings	$19	$127	$116	$106	$103	$452	$471

Average number of diluted shares	89.377	89.772	90.873	91.593	91.621	90.960	91.242

Diluted earnings per share:
Core net operating earnings per share	$1.25	$1.35	$1.40	$1.07	$1.00	$4.82	$4.22

Realized gains on securities	0.14	0.06	0.09	0.08	0.13	0.36	1.52
Loss on sale of subsidiaries	(1.18)	—	—	—	—	—	—
Significant A&E charges:
Property and Casualty Insurance run-off operations	—	—	(0.17)	—	—	(0.17)	(0.39)
Former Railroad and Manufacturing operations	—	—	(0.04)	—	—	(0.04)	(0.15)
ELNY guaranty fund assessments charge (a)	—	—	—	—	—	—	(0.04)

Diluted earnings per share	$0.21	$1.41	$1.28	$1.15	$1.13	$4.97	$5.16

(a)	The ELNY guaranty fund assessments charge represent guaranty fund assessments in connection with the insolvency and liquidation of Executive Life Insurance Company of New York, an unaffiliated life insurance company.

American Financial Group, Inc. Property and Casualty Insurance - Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/15	12/31/14	09/30/14	06/30/14	03/31/14	12/31/14	12/31/13

Property and Transportation	$7	$22	$11	$(18)	$6	$21	$12
Specialty Casualty	28	36	32	30	38	136	102
Specialty Financial	22	18	21	15	10	64	67
Other Specialty	3	3	6	2	5	16	25

Underwriting profit - Specialty	60	79	70	29	59	237	206

Other core charges, included in loss and LAE	—	—	—	—	1	1	7

Underwriting profit - Core	60	79	70	29	58	236	199

Special A&E charges, included in loss and LAE	—	—	(24)	—	—	(24)	(54)

Underwriting profit - Property and Casualty Insurance	$60	$79	$46	$29	$58	$212	$145

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	6	3	3	10	12	28	31

Total current accident year catastrophe losses	$6	$3	$3	$10	$12	$28	$31

Prior year loss reserve development (favorable) / adverse	$(7)	$10	$13	$14	$(31)	$6	$(15)

Combined ratio:
Property and Transportation	97.7%	94.6%	97.8%	105.5%	98.1%	98.7%	99.2%
Specialty Casualty	94.2%	92.9%	93.3%	93.6%	87.8%	92.3%	90.9%
Specialty Financial	81.7%	85.6%	81.6%	87.6%	91.0%	86.5%	85.6%
Other Specialty	89.3%	86.9%	78.0%	89.0%	79.9%	83.4%	68.8%
Combined ratio - Specialty	93.6%	92.6%	93.8%	96.9%	92.2%	93.9%	93.5%

Other core charges	0.1%	0.0%	0.1%	0.0%	0.0%	0.0%	0.3%
Special A&E charges	0.0%	0.0%	2.1%	0.0%	0.0%	0.6%	1.7%

Combined ratio	93.7%	92.6%	96.0%	96.9%	92.2%	94.5%	95.5%

Combined ratio excl. catastrophe and prior year development	93.8%	91.4%	94.5%	94.4%	94.8%	93.7%	94.9%

Loss and LAE components - property and casualty insurance
Current accident year, excluding catastrophe loss	61.0%	62.8%	67.8%	62.1%	59.4%	63.5%	63.1%
Prior accident year loss reserve development	(0.7%)	1.0%	1.2%	1.4%	(4.1%)	0.1%	(0.4%)
Current accident year catastrophe loss	0.6%	0.2%	0.3%	1.1%	1.6%	0.7%	1.0%

Loss and LAE ratio	60.9%	64.0%	69.3%	64.6%	56.9%	64.3%	63.7%

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/15	12/31/14	09/30/14	06/30/14	03/31/14	12/31/14	12/31/13

Gross written premiums	$1,196	$1,303	$1,859	$1,291	$1,024	$5,477	$4,805
Ceded reinsurance premiums	(270)	(278)	(617)	(293)	(269)	(1,457)	(1,464)

Net written premiums	926	1,025	1,242	998	755	4,020	3,341
Change in unearned premiums	20	36	(110)	(67)	(1)	(142)	(137)

Net earned premiums	946	1,061	1,132	931	754	3,878	3,204

Loss and LAE	576	679	760	602	428	2,469	1,979
Underwriting expense	310	303	302	300	267	1,172	1,019

Underwriting profit	$60	$79	$70	$29	$59	$237	$206

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	6	3	3	10	12	28	31

Total current accident year catastrophe losses	$6	$3	$3	$10	$12	$28	$31

Prior year loss reserve development (favorable) / adverse	$(7)	$10	$(11)	$14	$(32)	$(19)	$(75)

Combined ratio:
Loss and LAE ratio	60.8%	64.0%	67.1%	64.6%	56.9%	63.7%	61.7%
Underwriting expense ratio	32.8%	28.6%	26.7%	32.3%	35.3%	30.2%	31.8%

Combined ratio	93.6%	92.6%	93.8%	96.9%	92.2%	93.9%	93.5%

Combined ratio excl. catastrophe and prior year development	93.8%	91.4%	94.5%	94.4%	94.8%	93.7%	94.9%

Loss and LAE components:
Current accident year, excluding catastrophe loss	61.0%	62.8%	67.8%	62.1%	59.5%	63.5%	63.1%
Prior accident year loss reserve development	(0.8%)	1.0%	(1.0%)	1.4%	(4.2%)	(0.5%)	(2.4%)
Current accident year catastrophe loss	0.6%	0.2%	0.3%	1.1%	1.6%	0.7%	1.0%

Loss and LAE ratio	60.8%	64.0%	67.1%	64.6%	56.9%	63.7%	61.7%

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/15	12/31/14	09/30/14	06/30/14	03/31/14	12/31/14	12/31/13

Gross written premiums	$376	$482	$995	$489	$376	$2,342	$2,392
Ceded reinsurance premiums	(88)	(109)	(439)	(136)	(92)	(776)	(845)

Net written premiums	288	373	556	353	284	1,566	1,547
Change in unearned premiums	25	42	(52)	(29)	17	(22)	(26)

Net earned premiums	313	415	504	324	301	1,544	1,521

Loss and LAE	211	299	407	248	201	1,155	1,142
Underwriting expense	95	94	86	94	94	368	367

Underwriting profit (loss)	$7	$22	$11	$(18)	$6	$21	$12

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	4	2	1	8	9	20	27

Total current accident year catastrophe losses	$4	$2	$1	$8	$9	$20	$27

Prior year loss reserve development (favorable) / adverse	$3	$3	$(5)	$22	$(4)	$16	$(1)

Combined ratio:
Loss and LAE ratio	67.5%	72.2%	80.7%	76.4%	67.0%	74.9%	75.1%
Underwriting expense ratio	30.2%	22.4%	17.1%	29.1%	31.1%	23.8%	24.1%

Combined ratio	97.7%	94.6%	97.8%	105.5%	98.1%	98.7%	99.2%

Combined ratio excl. catastrophe and prior year development	95.4%	93.7%	98.5%	96.2%	96.4%	96.4%	97.5%

Loss and LAE components:
Current accident year, excluding catastrophe loss	65.2%	71.3%	81.4%	67.1%	65.3%	72.6%	73.4%
Prior accident year loss reserve development	1.1%	0.6%	(0.9%)	6.6%	(1.1%)	1.0%	(0.1%)
Current accident year catastrophe loss	1.2%	0.3%	0.2%	2.7%	2.8%	1.3%	1.8%

Loss and LAE ratio	67.5%	72.2%	80.7%	76.4%	67.0%	74.9%	75.1%

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/15	12/31/14	09/30/14	06/30/14	03/31/14	12/31/14	12/31/13

Gross written premiums	$683	$660	$707	$655	$507	$2,529	$1,790
Ceded reinsurance premiums	(182)	(162)	(171)	(156)	(176)	(665)	(566)

Net written premiums	501	498	536	499	331	1,864	1,224
Change in unearned premiums	(11)	1	(50)	(32)	(18)	(99)	(89)

Net earned premiums	490	499	486	467	313	1,765	1,135

Loss and LAE	316	325	310	300	172	1,107	653
Underwriting expense	146	138	144	137	103	522	380

Underwriting profit	$28	$36	$32	$30	$38	$136	$102

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	1	1	1	1	1	4	1

Total current accident year catastrophe losses	$1	$1	$1	$1	$1	$4	$1

Prior year loss reserve development (favorable) / adverse	$—	$14	$7	$(4)	$(24)	$(7)	$(40)

Combined ratio:
Loss and LAE ratio	64.4%	65.1%	63.7%	64.3%	55.0%	62.7%	57.5%
Underwriting expense ratio	29.8%	27.8%	29.6%	29.3%	32.8%	29.6%	33.4%

Combined ratio	94.2%	92.9%	93.3%	93.6%	87.8%	92.3%	90.9%

Combined ratio excl. catastrophe and prior year development	93.9%	89.9%	91.6%	94.3%	95.1%	92.5%	94.4%

Loss and LAE components:
Current accident year, excluding catastrophe loss	64.1%	62.1%	62.0%	65.0%	62.3%	62.9%	61.0%
Prior accident year loss reserve development	0.0%	2.9%	1.3%	(0.8%)	(7.7%)	(0.4%)	(3.6%)
Current accident year catastrophe loss	0.3%	0.1%	0.4%	0.1%	0.4%	0.2%	0.1%

Loss and LAE ratio	64.4%	65.1%	63.7%	64.3%	55.0%	62.7%	57.5%

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/15	12/31/14	09/30/14	06/30/14	03/31/14	12/31/14	12/31/13

Gross written premiums	$137	$160	$157	$147	$141	$605	$622
Ceded reinsurance premiums	(22)	(29)	(36)	(27)	(25)	(117)	(136)

Net written premiums	115	131	121	120	116	488	486
Change in unearned premiums	5	(10)	(6)	(4)	1	(19)	(17)

Net earned premiums	120	121	115	116	117	469	469

Loss and LAE	36	42	32	40	45	159	158
Underwriting expense	62	61	62	61	62	246	244

Underwriting profit	$22	$18	$21	$15	$10	$64	$67

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	1	—	—	1	2	3	3

Total current accident year catastrophe losses	$1	$—	$—	$1	$2	$3	$3

Prior year loss reserve development (favorable) / adverse	$(9)	$(4)	$(10)	$(2)	$(1)	$(17)	$(14)

Combined ratio:
Loss and LAE ratio	30.4%	34.5%	27.7%	35.3%	37.9%	33.9%	33.5%
Underwriting expense ratio	51.3%	51.1%	53.9%	52.3%	53.1%	52.6%	52.1%

Combined ratio	81.7%	85.6%	81.6%	87.6%	91.0%	86.5%	85.6%

Combined ratio excl. catastrophe and prior year development	88.5%	88.8%	90.3%	88.6%	90.2%	89.5%	88.0%

Loss and LAE components:
Current accident year, excluding catastrophe loss	37.2%	37.7%	36.4%	36.3%	37.1%	36.9%	35.9%
Prior accident year loss reserve development	(7.3%)	(3.3%)	(9.0%)	(1.8%)	(0.7%)	(3.7%)	(3.0%)
Current accident year catastrophe loss	0.5%	0.1%	0.3%	0.8%	1.5%	0.7%	0.6%

Loss and LAE ratio	30.4%	34.5%	27.7%	35.3%	37.9%	33.9%	33.5%

American Financial Group, Inc. Other Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/15	12/31/14	09/30/14	06/30/14	03/31/14	12/31/14	12/31/13

Gross written premiums	$—	$1	$—	$—	$—	$1	$1
Ceded reinsurance premiums	22	22	29	26	24	101	83

Net written premiums	22	23	29	26	24	102	84
Change in unearned premiums	1	3	(2)	(2)	(1)	(2)	(5)

Net earned premiums	23	26	27	24	23	100	79

Loss and LAE	13	13	11	14	10	48	26
Underwriting expense	7	10	10	8	8	36	28

Underwriting profit	$3	$3	$6	$2	$5	$16	$25

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	—	—	1	—	—	1	—

Total current accident year catastrophe losses	$—	$—	$1	$—	$—	$1	$—

Prior year loss reserve development (favorable) / adverse	$(1)	$(3)	$(3)	$(2)	$(3)	$(11)	$(20)

Combined ratio:
Loss and LAE ratio	54.4%	49.6%	43.4%	53.2%	45.8%	47.9%	32.9%
Underwriting expense ratio	34.9%	37.3%	34.6%	35.8%	34.1%	35.5%	35.9%

Combined ratio	89.3%	86.9%	78.0%	89.0%	79.9%	83.4%	68.8%

Combined ratio excl. catastrophe and prior year development	96.6%	97.4%	85.6%	97.1%	91.4%	92.8%	93.6%

American Financial Group, Inc. Annuity Earnings (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/15	12/31/14	09/30/14	06/30/14	03/31/14	12/31/14	12/31/13

Net investment income	$292	$285	$287	$289	$275	$1,136	$1,034
Guaranteed withdrawal benefit fees	10	9	9	8	8	34	25
Policy charges and other miscellaneous income	14	12	11	11	10	44	42

Total revenues	316	306	307	308	293	1,214	1,101

Annuity benefits expense	184	157	157	166	168	648	531
Acquisition expenses	34	47	41	37	31	156	149
Other expenses	23	17	23	21	21	82	93

Total costs and expenses	241	221	221	224	220	886	773

Core Annuity earnings before income taxes	75	85	86	84	73	328	328

ELNY guaranty fund assessments charge before income tax (a)	—	—	—	—	—	—	(5)

Annuity earnings before income taxes	$75	$85	$86	$84	$73	$328	$323

Detail of core Annuity earnings before income taxes
Core earnings before income taxes and impact of fair value accounting	$92	$93	$87	$94	$88	$362	$313
Impact of fair value accounting (b)	(17)	(8)	(1)	(10)	(15)	(34)	15

Core Annuity earnings before income taxes	$75	$85	$86	$84	$73	$328	$328

(a)	The ELNY guaranty fund assessments charge represent guaranty fund assessments in connection with the insolvency and liquidation of Executive Life Insurance Company of New York, an unaffiliated life insurance company.
(b)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group, Inc. Detail of Annuity Benefits Expense (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/15	12/31/14	09/30/14	06/30/14	03/31/14	12/31/14	12/31/13

Detail of annuity benefits expense:
Interest credited - fixed	$128	$127	$126	$123	$121	$497	$451
Interest credited - fixed component of variable annuities	1	1	2	2	1	6	6
Change in expected death and annuitization reserve	4	4	5	5	4	18	19
Amortization of sales inducements	7	6	7	6	7	26	30
Guaranteed withdrawal benefit reserve	12	11	12	10	8	41	38
Change in other benefit reserves	2	1	3	5	3	12	7
Unlockings (a)	—	(11)	—	—	—	(11)	6

Subtotal before impact of fair value accounting	154	139	155	151	144	589	557

Embedded derivative mark-to-market (b)	50	87	21	78	54	240	184
Equity option mark-to-market	(20)	(69)	(19)	(63)	(30)	(181)	(210)

Subtotal impact of fair value accounting	30	18	2	15	24	59	(26)

Total annuity benefits expense	$184	$157	$157	$166	$168	$648	$531

(a)	Includes unlockings for fixed indexed annuity embedded derivative reserves, sales inducement asset and other reserves. Does not include unlocking charge of $10mm in 2014 and income of $4mm in 2013 for deferred policy acquisition costs and unearned revenue reserves. These unlockings are included in acquisition expenses. In total AFG recorded an unlocking expense reduction of $1mm in 2014 and an unlocking charge of $2mm in 2013.
(b)	Excludes unlocking impact of ($58) million in 2014 and ($2) million in 2013.

American Financial Group, Inc. Net Spread on Fixed Annuities (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/15	12/31/14	09/30/14	06/30/14	03/31/14	12/31/14	12/31/13

Average fixed annuity investments (at amortized cost)	$23,943	$23,334	$22,730	$22,098	$21,402	$22,391	$19,151
Average annuity benefits accumulated	23,752	23,104	22,475	21,829	21,066	22,119	18,696

Investments in excess of annuity benefits accumulated	$191	$230	$255	$269	$336	$272	$455

As % of average annuity benefits accumulated (except as noted)
Net investment income (as % of investments)	4.83%	4.85%	5.01%	5.18%	5.10%	5.03%	5.35%
Interest credited	(2.16%)	(2.21%)	(2.24%)	(2.26%)	(2.29%)	(2.25%)	(2.41%)

Net interest spread on fixed annuities	2.67%	2.64%	2.77%	2.92%	2.81%	2.78%	2.94%

Policy charges and other miscellaneous income	0.20%	0.14%	0.14%	0.14%	0.13%	0.14%	0.16%
Other annuity benefit expenses, net	(0.25%)	(0.20%)	(0.33%)	(0.33%)	(0.27%)	(0.28%)	(0.37%)
Acquisition expenses	(0.55%)	(0.61%)	(0.69%)	(0.64%)	(0.55%)	(0.63%)	(0.79%)
Other expenses	(0.36%)	(0.28%)	(0.37%)	(0.36%)	(0.37%)	(0.34%)	(0.46%)
Change in fair value of derivatives	(0.50%)	(0.31%)	(0.04%)	(0.27%)	(0.45%)	(0.27%)	0.13%
Unlockings	0.00%	0.02%	0.00%	0.00%	0.00%	0.01%	(0.01%)

Net spread earned on fixed annuities - core	1.21%	1.40%	1.48%	1.46%	1.30%	1.41%	1.60%

Average annuity benefits accumulated	$23,752	$23,104	$22,475	$21,829	$21,066	$22,119	$18,696
Net spread earned on fixed annuities	1.21%	1.40%	1.48%	1.46%	1.30%	1.41%	1.60%

Earnings on fixed annuity benefits accumulated	$72	$81	$83	$80	$68	$312	$300

Investments in excess of annuity benefits accumulated	$191	$230	$255	$269	$336	$272	$455
Net investment income (as % of investments)	4.83%	4.85%	5.01%	5.18%	5.10%	5.03%	5.35%

Earnings on investments in excess of annuity benefits accumulated	$2	$3	$3	$3	$5	14	24

Variable annuity earnings	1	1	—	1	—	2	4

Earnings before income taxes - core	$75	$85	$86	$84	$73	$328	$328

Detail of net spread earned on fixed annuities - core
Net spread earned core - before impact of fair value accounting	1.49%	1.54%	1.50%	1.64%	1.58%	1.56%	1.52%
Impact of fair value accounting (a)	(0.28%)	(0.14%)	(0.02%)	(0.18%)	(0.28%)	(0.15%)	0.08%

Net spread earned core - after impact of fair value accounting	1.21%	1.40%	1.48%	1.46%	1.30%	1.41%	1.60%

(a)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group Annuity Premiums (Statutory) ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/15	12/31/14	09/30/14	06/30/14	03/31/14	12/31/14	12/31/13

Retail single premium annuities - indexed	$349	$405	$339	$403	$386	$1,533	$1,879
Retail single premium annuities - fixed	12	19	18	25	39	101	165
Financial institutions single premium annuities - indexed	356	426	333	364	366	1,489	1,102
Financial institutions single premium annuities - fixed	38	61	62	95	114	332	628
Education market - fixed and indexed annuities	47	49	46	49	50	194	207

Subtotal fixed annuity premiums	802	960	798	936	955	3,649	3,981

Variable annuities	11	11	11	13	12	47	52

Total annuity premiums	$813	$971	$809	$949	$967	$3,696	$4,033

American Financial Group, Inc. Fixed Annuity Benefits Accumulated (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/15	12/31/14	09/30/14	06/30/14	03/31/14	12/31/14	12/31/13

Beginning fixed annuity reserves	$23,462	$22,745	$22,205	$21,453	$20,679	$20,679	$17,274
Premiums	802	960	798	936	955	3,649	3,981
Federal Home Loan Bank advances	—	—	—	—	—	—	200
Surrenders, benefits and other withdrawals	(420)	(464)	(426)	(408)	(375)	(1,673)	(1,493)
Interest and other annuity benefit expenses:
Interest credited	128	127	126	123	121	497	451
Embedded derivative mark-to-market	50	87	21	78	54	240	184
Change in other benefit reserves	20	18	21	23	19	81	78
Unlockings	—	(11)	—	—	—	(11)	4

Ending fixed annuity reserves	$24,042	$23,462	$22,745	$22,205	$21,453	$23,462	$20,679

Reconciliation to annuity benefits accumulated:
Ending fixed annuity reserves	$24,042	$23,462	$22,745	$22,205	$21,453	$23,462	$20,679
Impact of unrealized investment gains on reserves	179	111	107	117	97	111	71
Fixed component of variable annuities	190	191	192	194	194	191	194

Annuity benefits accumulated per balance sheet	$24,411	$23,764	$23,044	$22,516	$21,744	$23,764	$20,944

Annualized surrenders and other withdrawals as a % of beginning reserves	7.2%	8.2%	7.7%	7.6%	7.3%	8.1%	8.6%

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	03/31/15	12/31/14	09/30/14	06/30/14	03/31/14	12/31/13
Assets:
Total cash and investments	$37,384	$36,210	$35,151	$34,843	$32,727	$31,313
Recoverables from reinsurers	3,046	3,238	3,134	3,107	2,969	3,157
Prepaid reinsurance premiums	475	469	587	489	438	408
Agents’ balances and premiums receivable	864	889	901	902	735	739
Deferred policy acquisition costs	756	821	858	806	890	975
Assets of managed investment entities	3,279	3,108	2,946	2,799	2,723	2,888
Other receivables	641	910	1,140	527	524	854
Variable annuity assets (separate accounts)	667	662	649	681	666	665
Other assets	994	1,027	985	1,001	913	903
Goodwill	201	201	201	200	185	185

Total assets	$48,307	$47,535	$46,552	$45,355	$42,770	$42,087

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$7,636	$7,872	$7,645	$7,370	$6,134	$6,410
Unearned premiums	1,936	1,956	2,114	1,911	1,788	1,757
Annuity benefits accumulated	24,411	23,764	23,044	22,516	21,744	20,944
Life, accident and health reserves	2,195	2,175	2,098	2,082	2,039	2,008
Payable to reinsurers	494	645	673	445	400	508
Liabilities of managed investment entities	2,952	2,819	2,625	2,499	2,413	2,567
Long-term debt	1,061	1,061	1,062	912	913	913
Variable annuity liabilities (separate accounts)	667	662	649	681	666	665
Other liabilities	1,855	1,527	1,564	1,781	1,700	1,546

Total liabilities	$43,207	$42,481	$41,474	$40,197	$37,797	$37,318

Shareholders’ equity:
Common stock	$88	$88	$88	$90	$90	$90
Capital surplus	1,173	1,152	1,150	1,152	1,138	1,123
Appropriated retained earnings	—	(2)	2	31	49	49
Unappropriated retained earnings	2,886	2,914	2,946	2,913	2,842	2,777
Unrealized gains - fixed maturities	656	604	602	656	556	441
Unrealized gains - equities	143	139	124	149	129	121
Other comprehensive income, net of tax	(23)	(16)	(8)	(6)	(8)	(2)

Total shareholders’ equity	4,923	4,879	4,904	4,985	4,796	4,599

Noncontrolling interests	177	175	174	173	177	170

Total liabilities and equity	$48,307	$47,535	$46,552	$45,355	$42,770	$42,087

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	03/31/15	12/31/14	09/30/14	06/30/14	03/31/14	12/31/13

Shareholders’ equity	$4,923	$4,879	$4,904	$4,985	$4,796	$4,599
Appropriated retained earnings	—	2	(2)	(31)	(49)	(49)

Shareholders’ equity, excluding appropriated retained earnings	4,923	4,881	4,902	4,954	4,747	4,550
Unrealized (gains) on fixed maturities	(656)	(604)	(602)	(656)	(556)	(441)

Adjusted shareholders’ equity	4,267	4,277	4,300	4,298	4,191	4,109
Goodwill	(201)	(201)	(201)	(200)	(185)	(185)
Intangibles	(55)	(57)	(63)	(66)	(27)	(22)

Tangible adjusted shareholders’ equity	$4,011	$4,019	$4,036	$4,032	$3,979	$3,902

Common shares outstanding	87.886	87.709	88.491	89.618	89.589	89.513

Book value per share:
Excluding appropriated retained earnings (a)	$56.01	$55.65	$55.39	$55.27	$52.99	$50.83
Adjusted (b)	48.55	48.76	48.59	47.95	46.79	45.90
Tangible, adjusted (c)	45.63	45.82	45.61	44.99	44.42	43.59

Market capitalization

AFG’s closing common share price	$64.15	$60.72	$57.89	$59.56	$57.71	$57.72

Market capitalization	$5,638	$5,326	$5,123	$5,338	$5,170	$5,167

Price / Adjusted book value ratio	1.32	1.25	1.19	1.24	1.23	1.26

(a)	Excludes appropriated retained earnings.
(b)	Excludes appropriated retained earnings and unrealized gains related to fixed maturity investments.
(c)	Excludes appropriated retained earnings, unrealized gains related to fixed maturity investments, goodwill and intangibles.

American Financial Group, Inc. Capitalization ($ in millions)

	03/31/15	12/31/14	09/30/14	06/30/14	03/31/14	12/31/13

AFG senior obligations	$840	$840	$840	$840	$840	$840
Borrowings drawn under credit facility	—	—	—	—	—	—
Obligations of subsidiaries - other	12	12	12	12	12	12

Debt excluding subordinated debt & debt secured by real estate	$852	$852	$852	$852	$852	$852

AFG subordinated debentures	150	150	150	—	—	—
Obligations of subsidiaries - secured by real estate	59	59	60	60	61	61
Payable to subsidiary trusts - subordinated	—	—	—	—	—	—

Total Long-term debt	$1,061	$1,061	$1,062	$912	$913	$913

Shareholders’ equity	4,923	4,879	4,904	4,985	4,796	4,599
Noncontrolling interests	177	175	174	173	177	170
Less:
Appropriated retained earnings	—	2	(2)	(31)	(49)	(49)
Unrealized gains related to fixed maturity investments	(656)	(604)	(602)	(656)	(556)	(441)

Total adjusted capital	$5,505	$5,513	$5,536	$5,383	$5,281	$5,192

Less:
Obligations of subsidiaries - secured by real estate	(59)	(59)	(60)	(60)	(61)	(61)

Total adjusted capital excluding obligations secured by real estate	$5,446	$5,454	$5,476	$5,323	$5,220	$5,131

Ratio of debt to total adjusted capital:
Including subordinated debt & debt secured by real estate	19.3%	19.2%	19.2%	16.9%	17.3%	17.6%
Excluding subordinated debt & debt secured by real estate	15.6%	15.6%	15.6%	16.0%	16.3%	16.6%

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/15	12/31/14	09/30/14	06/30/14	03/31/14	12/31/14	12/31/13
Property and Casualty Insurance

Paid Losses (GAAP)	$617	$562	$528	$530	$510	$2,130	$1,871

	03/31/15	12/31/14	09/30/14	06/30/14	03/31/14	12/31/2013
Statutory Surplus

Property and Casualty Insurance	$2,340	$2,286	$2,206	$2,227	$1,981	$1,896

AFG’s principal annuity subsidiaries (total adjusted capital)	$1,861	$1,822	$1,818	$1,751	$1,688	$1,661

Allowable dividends without regulatory approval

Property and Casualty Insurance	$315	$315	$335	$335	$335	$335
Annuity and Run-off	358	358	275	275	275	275

Total	$673	$673	$610	$610	$610	$610

American Financial Group, Inc. Total Cash and Investments and Quarterly Net Investment Income March 31, 2015 ($ in millions)

	Carrying Value
	Property and Casualty Insurance	Annuity and Run-off*	Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$659	$249	$304	$—	$1,212	3%
Fixed maturities - Available for sale	6,671	25,283	14	—	31,968	85%
Fixed maturities - Trading	147	126	—	—	273	1%
Equity securities	1,160	504	46	—	1,710	5%
Policy loans	—	226	—	—	226	1%
Mortgage loans	230	861	—	—	1,091	3%
Real estate and other investments	419	792	18	(325)	904	2%

Total cash and investments	$9,286	$28,041	$382	$(325)	$37,384	100%

*	Total cash and investments in Annuity and Run-off segment includes $1.40 billion in cash and investments held by AFG’s two long-term care insurance subsidiaries, which are being sold.

	Property and Casualty Insurance	Annuity and Run-off	Other	Consolidate CLOs	Total AFG Consolidated
Total quarterly net investment income:
Fixed maturities - Available for sale	$61	$285	$—	$—	$346
Fixed maturities - Trading	4	2	—	—	6
Equity securities	10	7	—	—	17
Equity in investees	1	2	—	—	3
Other investments	5	19	—	(3)	21

Gross investment income	81	315	—	(3)	393

Investment expenses	(2)	(3)	—	—	(5)

Total net investment income	$79	$312	$—	$(3)	$388

	Equity Securities
	Cost	Fair Value	Unrealized Gain (Loss)

Annuity and Run-off	$442	$504	$62
Property and Casualty Insurance	998	1,160	162
Other	46	46	—

Total AFG consolidated	$1,486	$1,710	$224

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated March 31, 2015 ($ in millions )

	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$338	$345	$7	1%	1%
States, municipalities and political subdivisions	6,744	7,137	393	22%	19%
Foreign government	256	268	12	1%	1%
Residential mortgage-backed securities	3,941	4,332	391	13%	12%
Commercial mortgage-backed securities	2,251	2,407	156	7%	6%
Asset-backed securities	4,176	4,225	49	13%	11%
Corporate bonds
Manufacturing	2,286	2,447	161	8%	6%
Banks, lending and credit institutions	2,774	2,944	170	9%	8%
Gas and electric services	1,330	1,461	131	5%	4%
Insurance and insurance related	931	1,009	78	3%	3%
Other corporate	5,336	5,666	330	18%	15%

Total AFG consolidated	$30,363	$32,241	$1,878	100%	86%

Annuity and Run-off	$23,758	$25,409	1,651	79%	68%
Property and Casualty Insurance	6,602	6,818	216	21%	18%
Other	3	14	11	0%	0%

Total AFG consolidated	$30,363	$32,241	$1,878	100%	86%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.68%
Net of investment expense (a)	4.62%

Approximate average life and duration:
Approximate average life	6.5 years
Approximate duration	5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.

American Financial Group, Inc. Fixed Maturities - By Security Type Portfolio March 31, 2015 ($ in millions )

	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Annuity and Run-off:
US Government and government agencies	$83	$85	$2	0%
States, municipalities and political subdivisions	4,030	4,326	296	17%
Foreign government	17	20	3	0%
Residential mortgage-backed securities	2,960	3,283	323	13%
Commercial mortgage-backed securities	2,011	2,157	146	9%
Asset-backed securities	2,946	2,987	41	12%
Corporate debt	11,711	12,551	840	49%

Total Annuity and Run-off	$23,758	$25,409	$1,651	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.91%
Net of investment expense (a)	4.86%

Approximate average life and duration:
Approximate average life	7 years
Approximate duration	5 years

	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Property and Casualty Insurance:
US Government and government agencies	$253	$258	$5	4%
States, municipalities and political subdivisions	2,714	2,811	97	41%
Foreign government	239	248	9	4%
Residential mortgage-backed securities	980	1,037	57	15%
Commercial mortgage-backed securities	240	250	10	4%
Asset-backed securities	1,230	1,238	8	18%
Corporate debt	946	976	30	14%

Property and Casualty Insurance	$6,602	$6,818	$216	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	3.84%
Net of investment expense (a)	3.72%
Tax equivalent, net of investment expense (b)	4.34%

Approximate average life and duration:
Approximate average life	4.5 years
Approximate duration	3.5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.
(b)	Adjusts the yield on tax-exempt bonds to the fully taxable equivalent yield.

American Financial Group, Inc. Fixed Maturities - Credit Rating and NAIC Designation March 31, 2015 ($ in millions)

	GAAP Data
By Credit Rating	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$6,655	$6,930	$275	22%
AA	6,447	6,792	345	21%
A	7,614	8,132	518	25%
BBB	5,750	6,129	379	19%

Subtotal - Investment grade	26,466	27,983	1,517	87%

BB	835	868	33	3%
B	440	448	8	1%
Other	2,622	2,942	320	9%

Total	$30,363	$32,241	$1,878	100%

If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.

	Statutory Data
By NAIC Designation	Carrying Value	% of Carrying Value	Amortized Cost	Fair Value	Unrealized Gain (Loss)
NAIC 1	$23,340	78%	$23,341	$24,813	$1,472
NAIC 2	5,792	19%	5,792	6,167	375

	29,132	97%	29,133	30,980	1,847

NAIC 3	695	2%	695	720	25
NAIC 4	191	1%	194	195	1
NAIC 5	49	0%	51	61	10
NAIC 6	34	0%	37	54	17

Total	$30,101	100%	$30,110	$32,010	$1,900

American Financial Group, Inc. Mortgage-Backed Securities - AFG Consolidated March 31, 2015 ($ in millions)

By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$311	$326	$15	5%	1%
Prime (Non-Agency)	1,835	2,043	208	30%	5%
Alt-A	920	1,022	102	15%	3%
Subprime	875	941	66	14%	3%

Subtotal - Residential	3,941	4,332	391	64%	12%
Commercial	2,251	2,407	156	36%	6%

Total AFG consolidated	$6,192	$6,739	$547	100%	18%

Annuity and Run-off	$4,971	$5,440	$469	81%	15%
Property and Casualty Insurance	1,220	1,287	67	19%	3%
Other	1	12	11	0%	0%

Total AFG consolidated	$6,192	$6,739	$547	100%	18%

•	Substantially all of AFG’s MBS securities are either senior tranches of securitizations or collateralized by senior tranches of securitizations.

•	The average amortized cost as a percent of par is - Prime 83%; Alt-A 78%; Subprime 86%; CMBS 99%.

•	The average FICO score of our residential MBS securities is - Prime 741; Alt-A 712; Subprime 638.

•	99.7% of our Commercial MBS portfolio is investment-grade rated (85% AAA) and the average subordination for this group assets is 38%.

•	The approximate average life by collateral type is - Residential 5.0 years; Commercial 3.5 years.

American Financial Group, Inc. Mortgage-Backed Securities Portfolio March 31, 2015 ($ in millions)

Annuity and Run-off:

By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$131	$141	$10	2%	1%
Prime (Non-Agency)	1,605	1,786	181	33%	6%
Alt-A	677	760	83	14%	3%
Subprime	547	596	49	11%	2%

Subtotal - Residential	2,960	3,283	323	60%	12%
Commercial	2,011	2,157	146	40%	8%

Total Annuity and Run-off	$4,971	$5,440	$469	100%	20%

Property and Casualty Insurance:

By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$180	$185	$5	14%	2%
Prime (Non-Agency)	229	245	16	19%	3%
Alt-A	243	262	19	20%	3%
Subprime	328	345	17	27%	4%

Subtotal - Residential	980	1,037	57	80%	12%
Commercial	240	250	10	20%	3%

Total Property and Casualty Insurance	$1,220	$1,287	$67	100%	15%

American Financial Group, Inc. Mortgage-Backed Securities - Credit Rating and NAIC Designation March 31, 2015 ($ in millions)

	GAAP data
By Credit Rating	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$2,669	$2,841	$172	42%
AA	327	342	15	5%
A	464	490	26	7%
BBB	230	249	19	4%

Subtotal - investment grade	3,690	3,922	232	58%

BB	307	321	14	5%
B	356	366	10	5%
Other	1,839	2,130	291	32%

Total	$6,192	$6,739	$547	100%

If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.

	Statutory data
By NAIC Designation	Carrying Value	% of Carrying Value	Amortized Cost	Fair Value	Unrealized Gain (Loss)
NAIC 1	$5,908	97%	$5,909	$6,477	$568
NAIC 2	61	1%	61	63	2

	5,969	98%	5,970	6,540	570

NAIC 3	48	1%	48	49	1
NAIC 4	68	1%	68	72	4
NAIC 5	22	0%	22	35	13
NAIC 6	2	0%	2	17	15

Total	$6,109	100%	$6,110	$6,713	$603